Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***)

SECOND AMENDMENT TO MASTER PRODUCT PURCHASE AGREEMENT

    This Second Amendment to Master Product Purchase Agreement (the “Amendment”) is entered into on March 27, 2023 (the “Amendment Effective Date”), by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and EQT Production Company, a Pennsylvania corporation (“Buyer”).
Recitals
    Whereas, Smart Sand and Buyer have entered into a Master Product Purchase Agreement, effective as of August 1, 2021, as amended by a First Amendment to Master Product Purchase Agreement, effective as of January 1, 2023 (as so amended, the “Agreement”);
    Whereas, Smart Sand and Buyer desire to further amend the Agreement; and
    Whereas, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.
    Now, Therefore, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:
1.    Amendment to the Agreement. As of the Amendment Effective Date, the Agreement shall be amended as follows:
    1.1    Section 2.7 of the Agreement shall be deleted in its entirety and restated as follows:
“2.7    (i)    On or before September 1, 2021, Buyer shall pay to Smart Sand a non-refundable prepayment in the amount of *** (the “Initial Prepayment”),

        (ii)    On or before April 1, 2023, Buyer shall pay to Smart Sand an additional non-refundable prepayment in the amount of *** (the “Supplemental Prepayment”, and together with the Initial Prepayment, the “Prepayment”).

        (iii)    The Prepayment shall ***.”

2.    Supplemental Prepayment Purpose. Smart Sand and Buyer agree that the purpose of the Supplemental Prepayment is ***.
3.    General Provisions.
3.1    Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.
    3.2    Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

3.3    Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.4    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
3.5    No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.
3.6    Entire Agreement. This Amendment together with the Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior oral and written agreements and all contemporaneous oral negotiation, commitments and understandings of the parties. This Amendment may not be changed or amended except by a writing executed by both parties hereto.

In Witness Whereof, the parties hereto have executed this Second Amendment to Master Product Purchase Agreement as of the date first written above.

SMART SAND, INC.

By:         /s/ John Young     (Signed March 30, 2023)
Name: John Young
Title:     COO

EQT PRODUCTION COMPANY

By:         /s/ Steven Ko         (Signed March 30, 2023)
Name: Steven Ko
Title:     Vice President, Completions

Appendix I
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